SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2005


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                           0-27102                  23-2694937
------------                           -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

On December 5, 2005, eGames, Inc. (the "Company") renewed its Business Loan Agreement with Hudson United Bank ("HUB") that permits the Company to borrow the lesser of $750,000 or seventy-five percent of qualified accounts receivable, which are defined as invoices less than ninety days old and net of any allowances for product returns, price markdowns and customer bad debts. This credit facility was established to provide working capital for the Company's operations. Amounts outstanding under the credit facility will be charged interest at one-half of one percent above HUB's current prime rate and interest will be due monthly. The renewed credit facility matures on December 1, 2006. It is secured by all of the Company's assets and requires the Company, among other things, to maintain the following financial covenants to be tested quarterly: a total liabilities to tangible net worth ratio of 1.25 to 1.00 and a minimum tangible net worth requirement of $2 million.

The terms and conditions of the renewal of this credit facility are described in the Note and Loan Modification Agreement attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following document is filed as an exhibit to this report.

99.1     Note and Loan Modification Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By: /s/ Thomas W. Murphy
                                            ----------------------------------
                                            Thomas W. Murphy, Vice President
                                            and Chief Financial Officer
Dated: December 7, 2005

                                                                   EXHIBIT 99.1




                      NOTE AND LOAN MODIFICATION AGREEMENT
                      ------------------------------------

         This Note and Loan Modification Agreement (the "Agreement"), made this 5th day of December, 2005, is by and among eGames, Inc., a Pennsylvania corporation with an address of 2000 Cabot Boulevard West, Suite 110, Langhorne, Pa. 19047 ("Borrower"), and Hudson United Bank, a New Jersey chartered banking institution with offices at 1845 Walnut Street, 15th Floor, Philadelphia, Pennsylvania ("Lender").

                                 R E C I T A L S

         WHEREAS, on September 18, 2003, Lender made a loan to Borrower in the amount of $500,000.00 (the "Loan"); and on November 23, 2004, Lender increased the Loan to $750,000.00.

         WHEREAS, to evidence the Loan, on September 18, 2003 Borrower executed a Note in the amount of $500,000.00, which Note was later replaced with a Note in the amount of $750,000.00 signed on November 23, 2004 (as amended from time to time, the "Note"); and

         WHEREAS, to secure payment of the Note, Borrower granted Lender, inter alia, a first priority security interest (the "Security Interest") in Borrower's business assets, including but not limited to any and all inventory, accounts receivable, instruments, chattel paper, general intangibles, furniture, fixtures, and equipment (the "Collateral"), and as more fully described in a Commercial Security Agreement on even date therewith which Security Interest is perfected by the filing of UCC-1 financing statements;

         WHEREAS, the Note section titled "LINE OF CREDIT" will be omitted and replaced with the following:
         LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, must be requested in WRITING, such request maybe by facsimile by Borrower or by an authorized person. Lender may, but need not, require that all requests be confirmed in writing. The following party or parties are authorized to request advances or pay-downs under the line of credit until Lender receives from Borrower at Lender's address shown above, written notice of revocation of their authority:

         PRINT NAME             PRINT TITLE       PARTY SIGNATURES

         Gerald W. Klein        President         /s/ Gerald W. Klein
                                                  --------------------

         Thomas W. Murphy       CFO               /s/ Thomas W. Murphy
                                                  --------------------

         Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower ceases doing business or is insolvent; or (c) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

         WHEREAS, Borrower has asked Lender to extend the maturity date of the Note and Loan (the "Modifications"); and

         WHEREAS, Lender has agreed to make the Modifications, pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:

         1. The parties hereby acknowledge and affirm the truthfulness and accuracy of the foregoing recitals.

         2. The Note and Loan are hereby amended as follows:

                  (a) The entire principal balance of the Loan, plus all interest accrued thereon, plus any other sums payable under the Note, shall be due and payable on demand, following an Event of Default, but if no demand is made, then on December 1, 2006. In addition, monthly payments of interest only shall be payable monthly on the first day of each month.

                  b) Interest shall continue to be due and payable on the first day of each month at the rate and in the manner set forth in the Note.

         3. This Agreement shall not become effective until this Agreement is fully executed by all parties to this Agreement and returned to Lender.

         4. Nothing contained herein shall be deemed to nullify, discharge or extinguish: (a) the contractual relationship between the parties as it existed before the date hereof; or (b) the obligation of Borrower under any of the Loan documents.

         5. The parties intend this Agreement to operate only as a modification of the Note and Loan and do not intend that a new loan or new indebtedness be created hereby or that this Agreement be construed as a novation. Nothing contained in this Agreement is intended to affect the lien priority of the Collateral or to impair the security of any other lienholder.

         6. The Borrower acknowledges that the CONFESSION OF JUDGMENT provision agreed to on 11/23/04 remains in force and that nothing contained in this modification alters or modifies the confession of judgment provision, or the rights provided to the Lender thereby, in any respect.

         7. The terms, conditions and obligations of the Note, and all other executed documents, instruments, representations and assurances not herein modified, including but not limited to any and all CONFESSION OF JUDGMENT clauses:

            (a) remain unchanged;
            (b) are hereby ratified and affirmed in their entirety; and
            (c) are legally valid, binding and enforceable in accordance with their respective terms.

         8. Borrower hereby ratifies and affirms that its liability shall continue in full force and effect through and including the Note's now extended maturity date. Borrower acknowledges that as of the date of this Agreement the indebtedness evidenced by the Note is validly due and owing and that Borrower has no defenses or setoffs against the Note, or other claims against Lender.

         9. All expenses in connection with this transaction incurred by Lender, including all legal and filing fees, are to be paid by Borrower.

         IN WITNESS WHEREOF, the parties hereto have caused this Note and Loan Modification Agreement to be executed as of the day and year first above-written.


BORROWER:

eGames, Inc.

By: /s/ Gerald W. Klein
    -------------------
    Gerald W. Klein, President

By: /s/ Thomas W. Murphy
    --------------------
    Thomas W. Murphy, Chief Financial Officer


LENDER:

Hudson United Bank

By: /s/ David Ciccanti
    ------------------
    David Ciccanti, Vice President


Date: 12/5/05
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